EXHIBIT 21.1
SVB Financial Group Annual Report on Form 10-K
Exhibit 21.1-Subsidiaries of SVB Financial Group
The following is a list of the direct and indirect subsidiaries of SVB Financial Group as of December 31, 2020:

Subsidiary	Jurisdiction of Incorporation or Organization
Gold Hill Venture Lending Partners 03, LLC	California
Gold Hill Venture Lending 03, LP	Delaware
Gold Hill Venture Lending 03-A, LP	Delaware
Gold Hill Venture Lending 03-B, LP	Delaware
Gold Hill Venture Lending 03-C, LP	Delaware
GHVL 03-C, Inc.	Delaware
GHVL, LP	Delaware
Silicon Valley Bank	California
SVB Asset Management	California
SVB Securities	California
SPD Silicon Valley Bank Co., Ltd.	China
SVB Wealth Advisory, Inc.	Delaware
SVB International Finance, Inc.	United States*
The Silicon Valley Bank Foundation	California
SVBUK LTD	United Kingdom
SVB Financial Group UK Limited	United Kingdom
SVB Global Financial, Inc.	Delaware
SVB Israel Advisors, Ltd.	Israel
SVB India Advisors, Pvt. Ltd.	India
SVB Global Services India LLP	India
SVB Business Partners (Beijing) Co. Ltd.	China
SVB Leerink Holdings LLC	Delaware
Leerink Partners Co-Investment Fund, LLC	Massachusetts
SVB Leerink LLC	Delaware
Silicon Valley BancVentures, Inc.	California
SVB Capital Partners II, LLC	Delaware
CP II, L.P.	Delaware
SVB Capital Partners III, LLC	Delaware
Capital Partners III, L.P.	Delaware
SVB Capital Partners IV, LLC	Delaware
Capital Partners IV, L.P.	Delaware
SVB Capital Partners V, LLC	Delaware
Cap. Partners V, L.P.	Delaware
Latin America Growth Lending, LLC	Delaware
Latin America Growth Lending, L.P.	Canada
SVB Venture Capital Investment Management (Shanghai) Co. Limited	China
Shanghai Yangpu Venture Capital Fund (LP)	China
Shengwei Shengxiang Capital Hangzhou Venture Capital Fund (LP)	China
Shanghai Shengyu Enterprise Management Ltd Co.	China
Beijing Zhongguancun Science City New Growth Driver Investment Management Co., Ltd	China
Beijing Zhongguancun Science City New Gorth Driver Investment Partnership (LP)	China
Shanghai Sheng Wei Dong Fang Jia Rui Equity Investment Fund Partnership	China
Qualified Investors Fund, LLC	California
Qualified Investors Fund II, LLC	Delaware
Qualified Investors Fund III, LLC	Delaware
Qualified Investors Fund IV, LLC	Delaware
Qualified Investors Fund V, LLC	Delaware
Qualified Investors Fund VI, LLC	Delaware
SVB Growth Investors, LLC	Delaware
Capital Preferred Return Fund, L.P.	Delaware
Growth Partners, L.P.	Delaware
SVB Strategic Investors, LLC	California
Strategic Investors Fund, L.P.	California
SVB Strategic Investors II, LLC	Delaware
Strategic Investors Fund II, L.P.	Delaware
SVB Strategic Investors III, LLC	Delaware
Strategic Investors Fund III, L.P.	Delaware
SVB Strategic Investors IV, LLC	Delaware

Subsidiary	Jurisdiction of Incorporation or Organization
Strategic Investors Fund IV, L.P.	Delaware
Venture Investment Managers, L.P.	Delaware
SVB Strategic Investors V, LLC	Delaware
Strategic Investors Fund V, L.P.	Delaware
Strategic Investors Fund V-A, L.P	Delaware
Strategic Investors Fund V-A Opportunity, L.P	Delaware
Strategic Investors Fund V-B, L.P.	Delaware
SVB Strategic Investors VI, LLC	Delaware
Strategic Investors Fund VI, L.P.	Delaware
Strategic Investors Fund VI-A, L.P.	Delaware
SVB Strategic Investors VII, LLC	Delaware
Strategic Investors Fund VII, L.P.	Delaware
Strategic Investors Fund VII-A, L.P.	Delaware
SVB Strategic Investors VIII, LLC	Delaware
Strategic Investors Fund VIII, L.P.	Delaware
Strategic Investors Fund VIII-A, L.P.	Delaware
Strategic Investors Fund VIII-B, L.P.	Delaware
Strategic Investors Fund VIII Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX, LLC	Delaware
Strategic Investors Fund IX Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX-A Cayman, L.P.	Cayman Islands
Strategic Investors Fund IX, L.P.	Delaware
Strategic Investors Fund IX-A, L.P.	Delaware
Strategic Investors Fund IX-B, L.P.	Delaware
Strategic Investors Fund IX Master, L.P.	Delaware
Sprout Endurance Partners, LLC	Delaware
Sprout Endurance Partners, L.P.	Delaware
Sprout Endurance Partners Cayman, L.P.	Cayman Islands
SVB Capital Venture Overage, LLC	Delaware
Venture Overage Fund, L.P.	Delaware
SVB Strategic Investors X, LLC	Delaware
Strategic Investors Fund X Cayman, L.P.	Cayman Islands
Strategic Investors Fund X, L.P.	Delaware
Strategic Investors Fund X Master, L.P.	Delaware
Strategic Investors Fund X Ontario, L.P.	Canada
Strategic Investors Fund X-A Cayman, L.P.	Cayman Islands
Strategic Investors Fund X-A, L.P.	Delaware
Strategic Investors Fund X-B, L.P.	Delaware
SVB Leerink Capital LLC	Delaware
SVB Leerink MEDACorp LLC	Delaware
SVB Leerink Advanced Healthcare Analytics LLC	Delaware
Leerink Transformation Fund I GP LLC	Delaware
LTP K Holdings L.P.	Delaware
Leerink Transformation Investors I L.P.	Delaware
Leerink Transformation Fund I (Cayman Feeder) L.P.	Cayman Islands
Leerink Transformation Fund I GP L.P.	Delaware
Leerink Transformation Fund I L.P.	Delaware
Massachusetts Innovation Catalyst Fund I L.P.	Delaware
LTP BHE LP	Delaware
LTP Feeder BHE LP	Delaware
LTP BHE Corporation	Delaware
Leerink Kieger Capital Partners LLC	Delaware
Leerink Transformation Carry Vehicle L.P.	Delaware
Leerink Transformation Partners LLC	Delaware
Leerink Revelation Carry Vehicle LP	Delaware
SVB Innovation Credit Partners VIII, LLC	Delaware
SVB Innovation Credit Fund VIII, L.P.	Delaware
SVB Capital Master Servicer, LLC	Delaware
WRG Debt Holdings, LLC	Delaware
WRG Debt Funding I, LLC	Delaware
WRG Debt Funding II, LLC	Delaware
WRG Debt Funding III, LLC	Delaware
WRG Debt Funding IV, LLC	Delaware
WRG Debt Funding V, LLC	Delaware

*	Edge Act Corporation